INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED September 24, 2026, TO THE
PROSPECTUSES DATED February 27, 2026, OF:
Invesco QQQ Hedged Advantage ETF (QQHG)
(the “Fund”)
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
The number of shares in a creation unit for the Fund will be decreased from 50,000 to 25,000. Therefore, all references to “50,000 Shares” with respect to the number of shares comprising a creation unit of the Fund are removed and replaced with “25,000 Shares.”
P-QQHG-PRO-SUP 092426